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                                   Exhibit T3F
                                   -----------

    Cross Reference Sheet Showing the Location in the Indenture of Provisions
     Inserted Pursuant to Section 310 through 318(a) of the Trust Indenture
                       Act of 1939, as amended (the "Act")

                   Section of the Act                Section of the Indenture
                   ------------------                ------------------------

                   310(a)(1)                         9.10
                   310(a)(2)                         9.10
                   310(a)(3)                         N/A
                   310(a)(4)                         N/A
                   310(a)(5)                         N/A
                   310(b)                            9.10
                   310(c)                            N/A
                   311(a)                            9.11
                   311(b)                            9.11
                   311(c)                            N/A
                   312(a)                            2.05
                   312(b)                            12.03
                   312(c)                            12.03
                   313(a)                            9.06
                   313(b)(1)                         N/A
                   313(b)(2)                         9.06
                   313(c)                            9.06
                   313(d)                            9.06
                   314(a)                            5.03, 5.02
                   314(b)                            N/A
                   314(c)(1)                         12.04
                   314(c)(2)                         12.04
                   314(c)(3)                         N/A
                   314(d)                            N/A
                   314(e)                            12.05
                   314(f)                            N/A
                   315(a)                            9.01
                   315(b)                            9.05, 9.06
                   315(c)                            9.01
                   315(d)                            9.01
                   315(e)                            8.11
                   316(a)                            8.02, 8.04, 8.05
                   316(b)                            8.07
                   316(c)                            11.04
                   317(a)(1)                         8.08
                   317(a)(2)                         8.09
                   317(b)                            2.04
                   318(a)                            12.01